Exhibit 99.2

Registered number: 06707232

DEALFLO LIMITED

DIRECTORS' REPORT AND FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2017

DEALFLO LIMITED

CONTENTS

Independent Auditor's Report

Consolidated Statement of Comprehensive Income

Consolidated Balance Sheet

Consolidated Statement of Changes in Equity

Notes to the Financial Statements

DEALFLO LIMITED

INDEPENDENT AUDITORS’ REPORT

FOR THE YEAR ENDED 31 DECEMBER 2017

To the Board of Directors of Dealflo Limited

We have audited the accompanying financial statements of Dealflo Limited (the ‘Parent Company’) and its subsidiaries (‘the Group’) which comprise the Group balance sheet as of 31 December 2017 and as of 31 December 2016, the related Group statement of comprehensive income and the Group statement of changes in Equity, and notes to the financial statements for the years then ended.

Management’s Responsibility for the Financial Statements

Management is responsible for the preparation and fair presentation of financial statements in accordance with the Financial Reporting Standard 102 ‘The Financial Reporting Standard application in UK and Republic of Ireland’ and the Companies Act 2006 (together “United Kingdom Generally Accepted Accounting Practices”); this includes the design, implementation, and maintenance of internal controls relevant to the preparation and fair presentation of financial statements that are free from material misstatement, whether due to fraud or error.

Auditor’s Responsibility

Our responsibility is to express an opinion on the financial statements based on our audits. We conducted our audits in accordance with auditing standards generally accepted in the United States of America. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free from material misstatement.

An audit involves performing procedures to obtain audit evidence about the amounts and disclosures in the financial statements. The procedures selected depend on our judgement, including the assessment of the risks of material misstatement of the financial statements, whether due to fraud or error. In making those risk assessments we consider internal control relevant to the Group’s preparation and fair presentation of the financial statements in order to design audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Group’s internal control. Accordingly, we express no such opinion. An audit also includes evaluating the appropriateness of accounting policies used and the reasonableness of significant accounting estimates made by management, as well as evaluating the overall presentation of the financial statements. We believe that the audit evidence we have obtained is sufficient and appropriate to provide a basis for our audit opinion.

Opinion of financial statements

In our opinion, the financial statements referred to above:

•     give a true and fair view of the state of the Group’s and Parent Company’s affairs as at 31 December 2017 and at 31 December 2016 and of its losses for the years then ended; and

•     have been properly prepared in accordance with United Kingdom Generally Accepted Accounting Practise, except for non presentation of a Director’s Report, which is not required by the US Securities and Exchange Commission.

Emphasis of matter

We draw attention to Note 19, which reconciles the results for the period from United Kingdom Accounting Standards (United Kingdom Generally Accepted Accounting Practice), including Financial Reporting Standard 102 the accounting standard applicable in UK and Ireland (“FRS 102”) to accounting principles general accepted in the Unites States of America (US GAAP). Significant differences exist between United Kingdom Generally Accepted Accounting Practice and US GAAP. Our opinion is not modified with respect to this matter.

DEALFLO LIMITED

INDEPENDENT AUDITORS’ REPORT

FOR THE YEAR ENDED 31 DECEMBER 2017

Other matter

We draw your attention to the fact that these accounts have not been prepared under section 394 of the Companies Act 2006 and are not the Group’s statutory accounts.

/s/ PKF Littlejohn LLP

PKF Littlejohn LLP

Chartered Accountants

Statutory Auditor

1  Westferry Circus

Canary Wharf

London

11 May 2018

DEALFLO LIMITED

CONSOLIDATED STATEMENT OF COMPREHENSIVE INCOME

FOR THE YEAR ENDED 31 DECEMBER 2017

		2017	2016
	Note	£	£
Turnover		5,059,123	3,541,174
Cost of sales		(1,142,424)	(909,535)
Gross profit		3,916,699	2,631,639
Administrative expenses		(8,374,587)	(5,334,545)
Operating profit/(loss)	4	(4,457,888)	(2,702,906)
Interest payable and expenses		(190,718)	(120,663)
Profit/(loss) before tax		(4,648,606)	(2,823,569)
Tax on profit/(loss)	7	319,436	417,320
Profit/(loss) for the financial year		(4,329,170)	(2,406,249)
Profit/(loss) for the year attributable to:
Owners of the parent company		(4,329,170)	(2,406,249)
		(4,329,170)	(2,406,249)

Total comprehensive income attributable to:

There were no recognised gains and losses for 2017 or 2016 other than those included in the consolidated statement of comprehensive income.

The notes on pages 11 to 26 form part of these financial statements.

DEALFLO LIMITED

REGISTERED NUMBER: 06707232

CONSOLIDATED BALANCE SHEET

AS AT 31 DECEMBER 2017

		2017	2016
	Note	£	£
Fixed assets
Intangible fixed assets	8	517,617	607,164
Tangible fixed assets	9	104,184	64,744
		621,801	671,908
Current assets
Debtors: amounts falling due within one year	11	1,482,475	1,208,657
Cash at bank and in hand		6,566,221	1,019,959
		8,048,696	2,228,616
Creditors: amounts falling due within one year	12	(3,560,281)	(2,867,997)
Net current assets/(liabilities)		4,488,415	(639,379)
Total assets less current liabilities		5,110,216	32,529
Creditors: amounts falling due after more than one year	13	(668,869)	(1,334,872)

Net assets/(liabilities)		4,441,347	(1,302,344)

Capital and reserves
Called up share capital	14	344	245
Share premium account		13,352,390	3,417,756
Other reserves		252,566	114,439
Profit and loss account		(9,163,953)	(4,834,784)
		4,441,347	(1,302,344)

The Company's financial statements have been prepared in accordance with the provisions applicable to companies subject to the small companies regime.

The financial statements were approved and authorised for issue by the board and were signed on its behalf on

11th May 2018.

A Smith

Director

The notes on pages 11 to 26 form part of these financial statements.

DEALFLO LIMITED

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

FOR THE YEAR ENDED 31 DECEMBER 2017

	Called up share capital	Share premium account	Share options reserve	Foreign exchange reserve	Profit and loss account	Equity attributable to owners of parent Company
	£	£	£	£	£	£
At 1 January 2017	245	3,417,756	94,288	20,151	(4,834,783)	(1,302,343)
Comprehensive income for the year
Loss for the year					(4,329,170)	(4,329,170)
Issue of shares	99	9,934,634				9,934,733
Foreign exchange gain (losses) on retranslation				(9,275)		(9,275)
Share based payment	—	—	147,402	—		147,402
At 31 December 2017	344	13,352,390	241,690	10,876	(9,163,953)	4,441,347

CONSOLIDATED STATEMENT OF CHANGES IN EQUITY

FOR THE YEAR ENDED 31 DECEMBER 2016

	Called up share capital	Share premium account	Share options reserve	Foreign exchange reserve	Profit and loss account	Equity attributable to owners of parent Company
	£	£	£	£	£	£
At 1 January 2016	245	3,417,756	—	—	(2,528,534)	989,467
Comprehensive income for the year
Loss for the year					(2,406,249)	(2,406,249)
Foreign exchange gain (losses) on retranslation				20,151		20,151
Share based payment	—	—	94,288	—		94,288
At 31 December 2016	245	3,417,756	94,288	20,151	(4,834,783)	(1,302,343)

DEALFLO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2017

1.       General information

Dealflo Limited ("the Company") is a private Company limited by shares and is incorporated and domiciled in England. The address of the registered office is 20 Bedford Square, London, WC1B 3HH. The Company's registered number is 06707232.

2.       Accounting policies

2.1   Basis of preparation of financial statements

The financial statements have been prepared under the historical cost convention unless otherwise specified within these accounting policies and in accordance with Financial Reporting Standard 102, the Financial Reporting Standard applicable in the UK and the Republic of Ireland and the Companies Act 2006.

The preparation of financial statements in compliance with FRS 102 requires the use of certain critical accounting estimates. It also requires Group management to exercise judgment in applying the Group's accounting policies (see note 3).

The Company has taken advantage of the exemption allowed under section 408 of the Companies Act 2006 and has not presented its own Statement of Comprehensive Income in these financial statements.

US GAAP

Significant differences exist between United Kingdom Generally Accepted Accounting Practice applicable to small entities and US Generally Accepted Accounting Principles (US GAAP). The US GAAP results for the period and the effect on total shareholders funds are set out in note 19.

The following principal accounting policies have been applied:

2.2   Basis of consolidation

The consolidated financial statements present the results of the Company and its own subsidiaries ("the Group") as if they form a single entity. Intercompany transactions and balances between group companies are therefore eliminated in full. The consolidated financial statements present the figures of Dealflo Limited and Dealflo Inc. Dealflo (Beijing) Software Limited was dormant and has not been consolidated.

The consolidated financial statements incorporate the results of business combinations using the purchase method. In the Balance Sheet, the acquiree's identifiable assets, liabilities and contingent liabilities are initially recognised at their fair values at the acquisition date. The results of acquired operations are included in the Consolidated Statement of Comprehensive Income from the date on which control is obtained. They are deconsolidated from the date control ceases.

In accordance with the transitional exemption available in FRS 102, the group has chosen not to retrospectively apply the standard to business combinations that occurred before the date of transition to FRS 102, being 01 January 2015.

2.3   Going concern

The Directors believe that adequate cash resources will be available to cover the Group's requirements for working capital and capital expenditure for a period of at least 12 months from the approval of the 2017 financial statements. They are not aware of any other factors that they believe could put into jeopardy the Group’s going concern status. The financial statements have therefore been prepared on the going concern basis.

DEALFLO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2017

2.4   Turnover

Turnover is recognised to the extent that it is probable that the economic benefits will flow to the Group and the turnover can be reliably measured. Turnover is measured as the fair value of the consideration received or receivable, excluding discounts, rebates, value added tax and other sales taxes.

Turnover comprises the following income streams:

‑ Support fees and Vaulting fees which are recognised over the duration of the contract.

‑ Professional fees which are recognised over the period it takes to set up a contract (generally 6 months).

‑ Transaction fees which are invoiced up front and recognised over a period of the contract. Any transaction fees incurred which are over the initial amount are invoiced and recognised on an actual basis.

2.5   Intangible assets

Intangible assets are initially recognised at cost. After recognition, under the cost model, intangible assets are measured at cost less any accumulated amortisation and any accumulated impairment losses.

All intangible assets are considered to have a finite useful life. If a reliable estimate of the useful life cannot be made, the useful life shall not exceed ten years.

Development costs

Development costs include a proportion of staff costs incurred which are specific to the development of the software.

The Directors believe that the capitalised assets provide an accurate representation of the relevant costs incurred to bring the software into operational existence for use in the day to day trade of the business.

Development costs are amortised to the Profit and Loss Account over 10 years, which the Directors consider to be the estimated economic life of these assets.

Domain

Domain costs are amortised to the Profit and Loss Account of 5 years, which the Directors consider to be the estimated economic life of these assets.

Website

Website costs are amortised to the Profit and Loss Account of 5 years, which the Directors consider to be the estimated economic life of these assets

2.6  Tangible fixed assets

Tangible fixed assets under the cost model are stated at historical cost less accumulated depreciation and any accumulated impairment losses. Historical cost includes expenditure that is directly attributable to bringing the asset to the location and condition necessary for it to be capable of operating in the manner intended by management.

Depreciation is charged so as to allocate the cost of assets less their residual value over their estimated useful lives, on a reducing balance basis.

DEALFLO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2017

Depreciation is provided on the following basis:

Computer equipment	‑	15%	Reducing balance

The assets' residual values, useful lives and depreciation methods are reviewed, and adjusted prospectively if appropriate, or if there is an indication of a significant change since the last reporting date.

Gains and losses on disposals are determined by comparing the proceeds with the carrying amount and are recognised in the Consolidated Statement of Comprehensive Income.

2.7   Investments

Investments in subsidiaries are measured at cost less accumulated impairment.

2.8   Debtors

Short term debtors are measured at transaction price, less any impairment

2.9   Cash

Cash is represented by cash in hand and deposits with financial institutions repayable without penalty on notice of not more than 24 hours.

2.10 Financial instruments

The Group only enters into basic financial instrument transactions that result in the recognition of financial assets and liabilities like trade and other debtors and creditors, loans from banks and other third parties, loans to related parties and investments in non‑puttable ordinary shares.

Debt instruments (other than those wholly repayable or receivable within one year), including loans and other accounts receivable and payable, are initially measured at present value of the future cash flows and subsequently at amortised cost using the effective interest method. Debt instruments that are payable or receivable within one year, typically trade debtors and creditors, are measured, initially and subsequently, at the undiscounted amount of the cash or other consideration expected to be paid or received. However, if the arrangements of a short‑term instrument constitute a financing transaction, like the payment of a trade debt deferred beyond normal business terms or financed at a rate of interest that is not a market rate or in the case of an out‑right short‑term loan not at market rate, the financial asset or liability is measured, initially, at the present value of the future cash flow discounted at a market rate of interest for a similar debt instrument and subsequently at amortised cost.

Financial assets that are measured at cost and amortised cost are assessed at the end of each reporting period for objective evidence of impairment. If objective evidence of impairment is found, an impairment loss is recognised in the Consolidated Statement of Comprehensive Income.

2.11 Creditors

Short term creditors are measured at the transaction price. Other financial liabilities, including bank loans, are measured initially at fair value, net of transaction costs, and are measured subsequently at amortised cost using the effective interest method.

DEALFLO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2017

2.12 Reserves

Share premium

The share premium account represents the additional amount shareholders paid for their issued shares that was in excess of the par value of those shares.

Share options reserve

The share option reserve account represents the cumulative fair value of share options at grant date over the vesting periods.

Profit and loss account

The profit & loss account represents profits and losses which have accumulated year on year since the Group companies began trading, less the distribution of dividends paid. This is a distributable reserve.

2.13 Foreign currency translation

Functional and presentation currency

The Group's functional and presentational currency is GBP.

Transactions and balances

Foreign currency transactions are translated into the functional currency using the spot exchange rates at the dates of the transactions.

At each period end foreign currency monetary items are translated using the closing rate. Non‑monetary items measured at historical cost are translated using the exchange rate at the date of the transaction and non‑monetary items measured at fair value are measured using the exchange rate when fair value was determined.

Foreign exchange gains and losses resulting from the settlement of transactions and from the translation at period‑end exchange rates of monetary assets and liabilities denominated in foreign currencies are recognised in the Consolidated Statement of Comprehensive Income except when deferred in other comprehensive income as qualifying cash flow hedges.

Foreign exchange gains and losses that relate to borrowings and cash and cash equivalents are presented in the Consolidated Statement of Comprehensive Income within 'finance income or costs'. All other foreign exchange gains and losses are presented in the Consolidated Statement of Comprehensive Income within 'other operating income'.

On consolidation, the results of overseas operations are translated into Sterling at rates approximating to those ruling when the transactions took place. All assets and liabilities of overseas operations are translated at the rate ruling at the reporting date. Exchange differences arising on translating the opening net assets at opening rate and the results of overseas operations at actual rate are recognised in other comprehensive income.

2.14 Share based payments

Where share options are awarded to employees, the fair value of the options at the date of grant is charged to the Consolidated Statement of Comprehensive Income over the vesting period.

DEALFLO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2017

Where the terms and conditions of options are modified before they vest, the increase in the fair value of the options, measured immediately before and after the modification, is also charged to Consolidated Statement of Comprehensive Income over the remaining vesting period.

2.15 Operating leases

Rentals paid under operating leases are charged to the Consolidated Statement of Comprehensive Income on a straight line basis over the lease term.

2.16 Pensions

Defined contribution pension plan

The Group operates a defined contribution plan for its employees. A defined contribution plan is a pension plan under which the Group pays fixed contributions into a separate entity. Once the contributions have been paid the Group has no further payment obligations.

The contributions are recognised as an expense in the Consolidated Statement of Comprehensive Income when they fall due. Amounts not paid are shown in accruals as a liability in the Balance Sheet. The assets of the plan are held separately from the Group in independently administered funds.

2.17 Borrowing costs

All borrowing costs are recognised in the Consolidated Statement of Comprehensive Income in the year in which they are incurred.

2.18 Taxation

Tax is recognised in the Consolidated Statement of Comprehensive Income, except that a charge attributable to an item of income and expense recognised as other comprehensive income or to an item recognised directly in equity is also recognised in other comprehensive income or directly in equity respectively.

The current income tax charge is calculated on the basis of tax rates and laws that have been enacted or substantively enacted by the balance sheet date in the countries where the Company and the Group operate and generate income.

Deferred tax balances are recognised in respect of all timing differences that have originated but not reversed by the Balance Sheet date, except that:

•	The recognition of deferred tax assets is limited to the extent that it is probable that they will be recovered against the reversal of deferred tax liabilities or other future taxable profits;
•	Any deferred tax balances are reversed if and when all conditions for retaining associated tax allowances have been met; and
•

Where they relate to timing differences in respect of interests in subsidiaries, associates, branches and joint ventures and the Group can control the reversal of the timing differences and such reversal is not considered probable in the foreseeable future.

Deferred tax balances are not recognised in respect of permanent differences except in respect of business combinations, when deferred tax is recognised on the differences between the fair values of assets acquired and the future tax deductions available for them and the differences between the fair values of liabilities acquired and the amount that will be assessed for tax. Deferred tax is determined using tax rates and laws that have been enacted or substantively enacted by the balance sheet date.

DEALFLO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2017

2.19 Research and development

In the research phase of an internal project it is not possible to demonstrate that the project will generate future economic benefits and hence all expenditure on research shall be recognised as an expense when it is incurred. Intangible assets are recognised from the development phase of a project if and only if certain specific criteria are met in order to demonstrate the asset will generate probable future economic benefits and that its cost can be reliably measured. The capitalised development costs are subsequently amortised on a straight line basis over their useful economic lives of 10 years.

If it is not possible to distinguish between the research phase and the development phase of an internal project, the expenditure is treated as if it were all incurred in the research phase only.

3.       Judgments in applying accounting policies and key sources of estimation uncertainty

Estimates and judgements are continually evaluated and are based on historical experience and other factors, including expectations of future events that are believed to be reasonable under the circumstances:

Share based payments

The Group’s employees have been granted share options.  The Directors have assessed the fair value of the share options granted and have used their judgement of recognisable inputs into the valuation model to determine the charge that should be applied to the consolidated statement of comprehensive income over the vesting periods.

Useful economic lives of intangible assets

The annual amortisation charge for intangible assets is sensitive to changes in the estimated useful economic lives of the assets.  The useful economic lives are re‑assessed annually.  See note 8 for the carrying amount of the development costs, and note 2.4 for the useful economic lives for each class of asset.

4.       Operating profit/(loss)

The operating profit/(loss) is stated after charging:

	2017	2016
	£	£
Research & development charged as an expense	403,903	377,765
Depreciation of tangible fixed assets	43,066	23,064
Amortisation of intangible assets	119,226	108,479
Exchange differences	319,761	(127,261)
Other operating lease rentals	461,243	246,277
Defined contribution pension cost	44,944	1,800

5.       Employees

Staff costs, including Directors' remuneration, were as follows:

	2017	2016
	£	£
Wages and salaries	5,186,959	3,739,965
Social security costs	468,461	324,872
Cost of defined contribution scheme	44,944	1,800
	5,720,364	4,066,637

DEALFLO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2017

The average monthly number of employees, including the Directors, during the year was as follows:

	2017	2016
	No.	No.
Employees	66	41

6.        Directors' remuneration

	2017	2016
	£	£
Directors' emoluments	164,800	240,000
	164,800	240,000

Key management personnel remuneration during the year was £367,000 (2016 ‑ £390,000).

7.      Taxation

	2017	2016
	£	£
Corporation tax :
Adjustment in respect of previous periods	379,436	465,372
Foreign tax	(60,000)	(48,052)
	319,436	417,320

Factors affecting the tax charge for the year

As at the year end, the Company has built up taxable losses, some of which qualifies as R&D expenditure. The Company has submitted successful claims in previous years which have resulted in tax credits being received. A claim for the current year has yet to be submitted and as such has not been recognised in the financial statements.

8.       Intangible assets

Group

		Development
	Domain	costs	Website	Total
	£	£	£	£
Cost
At 1 January 2017	50,509	960,315	60,021	1,070,845
Additions	—	—	29,679	29,679
At 31 December 2017	50,509	960,315	89,700	1,100,524

Amortisation
At 1 January 2017	5,893	451,234	6,554	457,127
Charge for the year	10,102	96,032	13,092	119,226
At 31 December 2017	15,995	547,266	19,646	582,907

Net book value
At 31 December 2017	34,514	413,049	70,054	517,617
At 31 December 2016	44,616	509,081	53,467	607,164

The Group’s Intangible Fixed Assets are owned by the Company therefore the Group Intangible assets are the same as the Company’s.

DEALFLO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2017

9.       Tangible fixed assets

Group

Computer equipment
£
Cost
At 1 January 2017	86,973
Additions	84,947
Foreign exchange rate movements	(2,422)
At 31 December 2017	169,298

Depreciation
At 1 January 2017	22,048
Charge for the year	43,066
At 31 December 2017	65,114

Net book value
At 31 December 2017	104,184
At 31 December 2016	64,744

Company

Office
equipment
£
Cost or valuation
At 1 January 2017	20,777
Additions	42,190
At 31 December 2017	62,967

Depreciation
At 1 January 2017	5,765
Charge for the year	26,240
At 31 December 2017	32,005

Net book value
At 31 December 2017	30,962
At 31 December 2016	15,012

DEALFLO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2017

10.     Fixed asset investments

Company

Investments
in
subsidiary
companies
£
Cost
At 1 January 2017	1
Additions	1
At 31 December 2017	2

Net book value
At 31 December 2017	2
At 31 December 2016	1

Subsidiary undertakings

The following were subsidiary undertakings of the Company:

	Class of
Name	shares	Holding
Dealflo Inc	Ordinary	100%
Dealflo (Beijing) Software Limited	Ordinary	100%

The principal business activity of the subsidiaries is that of information technology services.

Dealflo Inc was incorporated in Canada. Dealflo (Beijing) Software Limited was incorporated in China.

11.     Debtors

	Group	Group	Company	Company
	2017	2016	2017	2016
	£	£	£	£
Trade debtors	866,882	780,210	866,882	780,210
Amounts owed by group undertakings	—	—	257,001	61,415
Other debtors	460,345	330,446	62,255	31,272
Prepayments and accrued income	155,247	98,001	118,307	51,400
	1,482,474	1,208,657	1,304,444	924,297

12.     Creditors: Amounts falling due within one year

	Group	Group	Company	Company
	2017	2016	2017	2016
	£	£	£	£
Other loans	666,004	544,638	666,004	544,638
Trade creditors	585,606	269,733	498,508	235,404
Corporation tax	32,365	29,062	—	—
Other taxation and social security	157,881	254,226	226,961	267,662
Other creditors	24,788	12,068	15,894	6,795
Accruals and deferred income	2,093,637	1,758,269	2,093,637	1,722,053
	3,560,281	2,867,997	3,501,004	2,776,551

DEALFLO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2017

13.     Creditors: Amounts falling due after more than one year

	Group	Group	Company	Company
	2017	2016	2017	2016
	£	£	£	£
Other loans	668,869	1,334,872	668,869	1,334,872
	668,869	1,334,872	668,869	1,334,872

Other loans includes a loan from Industrial Lending 1 who hold a fixed and floating charge over all property or undertaking of the Company. The loan is due for repayment in 2019 and has a market rate of interest applied to it.

14.     Share capital

	2017	2016
	£	£
Allotted, called up and fully paid

1,680,970‑ Ordinary shares of £0.0001 each	168	168
720,968‑ A Preferred shares of £0.0001 each	72	72
50,000‑ B shares of £0.0001 each	5	5
989,600- B Preferred shares of £0.0001 each	99	—

	344	245

Ordinary shares have equal rights as to dividends, distributions on winding up and voting.

A Preferred shares have equal rights as to votes and dividends, however they rank ahead of ordinary and B shares on a distribution on an exit. A Preferred shares are also convertible to ordinary shares in certain circumstances.

B shares have equal rights to dividends and other distributions but have no voting rights.

During the year 989,600 B preferred shares were issued for a total consideration of £9,934,731. B preferred shares have equal rights to votes and dividends, however they rank ahead of ordinary, B and A preferred shares on a distribution on an exit. B Preferred shares are also convertible to ordinary shares in certain circumstances.

15.     Pension commitments

During the year, the Group has paid into an employees personal defined contribution pension scheme. The assets of the scheme are held separately from those of the Company in an independently administered fund. The pension cost charge represents contributions payable by the Company to the fund and amounted to £44,944 (2015 ‑ £1,800). Contributions totalling £7,518 (2015 ‑ £540) were owing to the fund at balance sheet date.

16.     Commitments under operating leases and other commitments

At 31 December 2017 the Group and the Company had future minimum lease payments under non‑cancellable operating leases as follows:

	Group	Group	Company	Company
	2017	2016	2017	2016
	£	£	£	£
Not later than 1 year	234,851	231,452	52,598	62,544
Later than 1 year and not later than 5 years	574,287	760,086	—	—
	865,896	991,538	52,598	62,544

During the year the Parent Company incorporated Dealflo (Beijing) Software Limited and committed £56,000 of investment into the Company as required by Chinese regulations.  The commitment is expected to be paid during 2018.

DEALFLO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2017

17.     Related party transactions

Arrk Group Limited

JRL Howison is a Director of the Company, and is also a Director of Arrk Group Limited.

During the year, Arrk Group Limited provided professional services to Dealflo Limited totalling £142,828 (2016: £317,168).

At the year end there was an amount owing to Arrk Group Limited of £nil (2016: £21,316).

Notion Transactions

Stephen Chandler is a Director of Notion Platform Limited. who provided professional services to Dealflo Limited totalling £7,200 (2016: £6,000).

Stephen Chandler is a Director of Dealflo Limited and also Notion Nominees UK Limited.

During the year the Notion Nominees UK Limited subscribed to 494,800 (2016 - nil) Preferred B shares at a nominal value of £0.0001 and a fair value of £10.11. During the year Notion Nominees UK Limited provided services to Dealflo Limited totalling £6,000 (2016 - £5,000).

18.     Controlling party

In the opinion of the Directors, there is no ultimate controlling party of the Company.

19.     Reconciliation from UK FRS 102 (Section 1A) to accounting principles generally accepted in the United States of America (“US GAAP”)

The accompanying financial statements of Dealflo Limited have been prepared in accordance with Section 1A of Financial Reporting Standard 102 (FRS 102) the Financial Reporting Standard applicable in the UK and the Republic of Ireland as described in Note 1. FRS 102 differs in certain respects from the requirements of US GAAP. The effects of the US GAAP application are detailed below:

	2017	2017	2016	2016
	Profit & Loss account	Net assets	Profit & Loss account	Net assets
	£	£	£	£
UK FRS 102 results :
Loss for the year	(4,329,170)		(2,406,249)
Shareholder net assets		4,441,345		(1,302,343)

US GAAP adjustment:
Revenue recognition	78,687	78,687	(123,629)	(123,629)
Share based payments and warrants	147,402	—	94,288	—

Results under US GAAP	(4,103,081)	4,520,032	(2,435,590)	(1,425,972)

Revenue Recognition

Under UK FRS 102, revenue in relation to contracts is recognised by reference to the stage of completion at the period end date, where the outcome of the transaction can be estimated reliably. Under US GAAP, in relation to multiple element contracts the contract price should be allocated using Vendor Specific Objective Evidence “VSOE”,

DEALFLO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2017

if no VSOE exists for an element of the contract, no revenue can be recognised until the VSOE for all the elements of the contract exist or until all elements of the contract are delivered.

This net result of this adjustment has resulted in £78,687 of additional revenue being recognised in 2017 (2016: £123,629 derecognised).

Share based payments and warrants

Under UK GAAP, share and warrant options can be recognised where there is reasonable certainty that the performance obligation or trigger event will be met.  The trigger event for the options held by the Parent company is on “exit” through a sale or equivalent.  Under US GAAP an “exit” performance obligation is deemed outside of the Parent company’s control and is therefore not recognised until the event occurs. The adjustment reverses the accounting of these under UK GAAP.

Cash and cash equivalents

Under UK GAAP, cash is defined as cash in hand and deposits repayable on demand, less overdrafts repayable on demand. Under US GAAP, cash and cash equivalents are defined as cash and investments with original maturities of three months or less.

There is no requirement to present a cashflow statement under Section 1A of FRS 102.

The following table presents cash flows as classified under US GAAP.

Note to the cashflow statement

Reconciliation of operating loss to net cash outflow from operating activities

	2017	2016
	£	£
Operating loss	(4,233,799)	(2,732,347)
Depreciation	43,066	23,064
Amortisation	119,226	108,479
UK Corporation tax credits	379,436	465,372
Foreign tax paid	(56,697)	(29,890)
Working capital movements:
Movement in debtors	(273,816)	(75,853)
Movement in creditors	467,018	1,352,752

Cash outflow from operating activities	(3,553,567)	(888,323)

DEALFLO LIMITED

NOTES TO THE FINANCIAL STATEMENTS

FOR THE YEAR ENDED 31 DECEMBER 2017

	2017	2016
	£	£
Net Cash flows outflows from operating activities	(3,553,567)	(888,323)

Investing activities:
Payments to acquire intangible assets	(29,679)	(44,229)
Payments to acquire tangible assets	(84,947)	(59,371)
Interest received	18,826	—
Net cash outflow from investing activities	(95,800)	(103,600)

Financing activities:
Interest paid	(194,468)	(138,250)
Issue of share capital	9,934,731	—
Issue of long term debt	—	1,500,000
Repayment of long term debt	(544,638)	(120,490)
Net cash inflow from financing activities	9,195,626	1,241,261

Net increase/(decrease) in cash and cash equivalents	5,546,259	249,338

Cash and cash equivalents at beginning of year	1,019,961	770,623
Cash and cash equivalents at the end of year	6,566,261	1,019,961
Cash and cash equivalents at the end of year comprise:
Cash at bank and in hand	6,566,261	1,019,961
	6,566,261	1,019,961

The following presents customer and supplier concentration as required under US GAAP.

Major Customers and Accounts Receivable

The Group had certain customers whose revenue individually represented 10% or more of the Group’s total revenue, or whose accounts receivable balances individually represented 10% or more of the Group’s total accounts receivable as follows:

For the year ended 31 December 2017 two customers accounted for 28% of revenue (2016 two customers, 33% of revenue).

At 31 December 2017 four customers accounted for 50% of the accounts receivable (2016 five customers, 82% of the accounts receivable).

Major Suppliers and Accounts Payable

The Company had certain suppliers whose purchases individually represented 10% or more of the Company’s total purchases, or whose accounts payable balances individually represented 10% or more of the Company’s total accounts payable as follows:

For the year ended 31 December 2017 three suppliers accounted for 44% of purchases (2016 three suppliers, 51% of purchases).

At 31 December 2017 two suppliers accounted for 68% of the accounts payable (2016 three suppliers, 66% of the accounts payable).